SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 29, 2004

RUDDICK CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina
(State or other jurisdiction of incorporation)

1-6905
(Commission File Number)

56-0905940
(IRS Employer Identification No.)

301 South Tryon Street, Suite 1800
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)

(704) 372-5404
(Registrant's telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On January 29, 2004, Ruddick Corporation issued a press release announcing the results for its fiscal 2004 first quarter ended December 28, 2003. A copy of the press release is included as Exhibit 99.1 to this report.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                      RUDDICK CORPORATION

                                                                                      By: /s/ JOHN B. WOODLIEF
                                                                                                 John B. Woodlief
                                                                                                 Vice President - Finance and Chief
                                                                                                  Financial Officer

  Dated: January 29, 2004

EXHIBIT INDEX

Exhibit No.                            Description

     99.1                News Release disseminated on January 29, 2004 by Ruddick Corporation concerning the results for its fiscal 2004 first quarter ended
                            December 28, 2003.